SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 27, 1997


                                AIM GROUP, INC.
      ------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


            Delaware                   33-82468         13-3773537
      ------------------------------------------------------------------
    (State or other jurisdiction     (Commission       (IRS Employer
          of incorporation)          File Number)      Identification
                                                         Number)

         2001 West Sample Road, Suite 300
         Pompano Beach, Florida                                33064
      ------------------------------------------------------------------
        (Address of principal executive offices)             (zip code)


      Registrant's telephone number, including area code: (954)972-9339



                                Not Applicable
      ------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1. Change in Control of Registrant.

     On March 27, 1997, shareholders of AIM Group, Inc. (the "Company") owning 2,200,200 shares of the Company's common stock, par value $.01 per share, (the "Common Stock") representing 55.28% of the Company's outstanding shares of Common Stock, delivered signed copies of a shareholders' consent (the "Consents") calling for a change in the members of the Board of Directors of the Company, effective immediately, to serve until their successors are duly elected at an Annual Meeting of Shareholders expected to be held later this year. The Delaware General Corporation Law (the "Delaware Law") provides that directors may be removed and/or elected without a shareholders' meeting, without prior notice and without a vote, if written consents setting forth the action taken are signed by the holders of at least a majority of the outstanding shares and are delivered to the Company in accordance with Section 228 of the Delaware Law.

     Pursuant to the Consents, the following persons were elected to serve as members of the Company's Board of Directors:

                             Paul R. Arena
                             James L. Austin
                             Dr. Audrey L. Braswell, Jr.
                             Ernest W. Purcell
                             Joseph L. Ranzini
                             Bernard R. Kossar

Pursuant to the Consents, Messrs. D. Michael Hartley, former Chairman and Chief Executive Officer of the Company, and John W. Johnston, a Vice President of the Company, were removed from the Board of Directors, and Messrs. Joseph
L. Ranzini and Bernard R. Kossar were re-elected as Directors.

     At a meeting of the newly-elected Board of Directors of the Company held following the delivery to the Company of the Consents on March 27, 1997, Paul
R. Arena was appointed Chairman of the Board and Chief Executive Officer of the Company, replacing D. Michael Hartley (previously Chairman of the Board and Chief Executive Officer). Leigh Zoloto was appointed Vice President, Acting Secretary and Treasurer. Messrs. Iain J. Richmond, President, and Shawn
W. Durand, Vice President - Administration and Secretary, were placed on paid leaves of absence from their positions, pending a review by the Board of their status as employees. Additionally, Mr. Arena was appointed to serve as Acting President.

     Following delivery of the Consents to the Company on March 27, 1997, certain of the newly-elected members of the Board of Directors of the Company filed an application with the Court of Chancery of Delaware pursuant to
Section 225 of the Delaware law seeking to confirm the validity of their election to the Board pursuant to the Consents.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               AIM GROUP, INC.
                                               (Registrant)



Date: March 28, 1997                           By: /s/PAUL R. ARENA
                                                   -------------------------
                                                   Paul R. Arena
                                                   Chairman of the Board and
                                                   Chief Executive Officer